EXHIBIT 23.2

                               CONSENT OF EXPERTS

    We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus which is part of the Registration Statement.

                                                /s/ Burton A. Amernick

                                       POLLOCK, VANDE SANDE & PRIDDY, R.L.L.P.

Washington, D.C.
June 25, 1996